As filed with the Securities and Exchange Commission on June 12, 2003.

Registration No. 333-105844

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

TERRA CAPITAL, INC.*

(Exact name of registrant as specified in its charter)

Delaware	2870	42-1431650
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Number)	(I.R.S. Employer Identification No.)

Terra Centre

600 Fourth Street, P.O. Box 6000

Sioux City, Iowa 51102

Telephone: (712) 277-1340

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Mark A. Kalafut

Vice President and Corporate Secretary

Terra Centre

600 Fourth Street, P.O. Box 6000

Sioux City, Iowa 51102

Telephone: (712) 277-1340

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Carter W. Emerson, Esq.

Gerald T. Nowak, Esq.

Kirkland & Ellis

200 E. Randolph Drive

Chicago, Illinois 60601

Telephone: (312) 861-2000

*	The co-registrants listed on the next page are also included in this Form S-4 Registration Statement as additional registrants.

Approximate date of commencement of proposed sale of the securities to the public: The exchange will occur as soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

11½% Second Priority Senior Secured Notes due 2010	$202,000,000	100%	$202,000,000	$16,342 (1)

Guarantees on Senior Subordinated Notes (2)	$202,000,000	—	—	(3)

(1)	Calculated in accordance with Rule 457 under the Securities Act of 1933, as amended.
(2)	All subsidiary guarantors are wholly owned subsidiaries of the registrant and have each guaranteed the Notes being registered.
(3)	Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby

The registrant and the co-registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant and the co-registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Co-Registrants

Exact Name of Co-Registrants*	Jurisdiction of Formation	I.R.S. Employer Identification No.
Beaumont Ammonia Inc.	Delaware	39-1917518

Beaumont Holdings Corporation	Delaware	42-1490799

BMC Holdings Inc.	Delaware	73-1394219

Port Neal Corporation	Delaware	42-1443999

Terra (U.K.) Holdings Inc.	Delaware	39-1917519

Terra Capital Holdings, Inc.	Delaware	42-1431905

Terra Industries, Inc.	Maryland	52-1145429

Terra International (Oklahoma) Inc.	Delaware	42-1321108

Terra International, Inc.	Delaware	36-2537046

Terra Methanol Corporation	Delaware	42-1431904

Terra Nitrogen Corporation	Delaware	72-1159610

Terra Real Estate Corporation	Iowa	42-1178622

*	The address for each of the co-registrants is c/o Terra Capital, Inc., Terra Centre, 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa 51102, telephone: (712) 277-1340. The name, address, including zip code of the agent for service for each of the co-registrants is Mark A. Kalafut, Vice President and Corporate Secretary of Terra Capital, Inc., Terra Centre, 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa 51102. The telephone number, including area code, of the agent for service for each of the co-registrant’s is (712) 277-1340. The primary standard industrial classification number for each of the co-registrants is 2870.

PART II: INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 20: Indemnification of Directors and Officers.

The following is a summary of the statutes, charter and bylaw provisions or other arrangements under which the Registrants’ directors and officers are insured or indemnified against liability in their capacities as such. All of the directors and officers of the Registrants are covered by insurance policies maintained and held in effect by Terra Industries Inc. against certain liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Registrants Incorporated Under Delaware Law

Beaumont Ammonia Inc., Beaumont Holdings Corporation, BMC Holdings Inc., Port Neal Corporation, Terra (U.K.) Holdings Inc., Terra Capital, Inc., Terra Capital Holdings, Inc., Terra International (Oklahoma) Inc., Terra International, Inc., Terra Methanol Corporation, and Terra Nitrogen Corporation are incorporated under the laws of the State of Delaware. Section 145 of the General Corporation Law of the State of Delaware (the “Delaware Statute”) provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), other than an action by or in the right of such corporation, by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise (an “indemnified capacity”). The indemnity may include expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. Similar provisions apply to actions brought by or in the right of the corporation, except that no indemnification shall be made without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred. Section 145 of the Delaware Statute further authorizes a corporation to purchase and maintain insurance on behalf of any indemnified person against any liability asserted against him and incurred by him in any indemnified capacity, or arising out of his status as such, regardless of whether the corporation would otherwise have the power to indemnify him under the Delaware Statute. The articles of incorporation and/or by-laws of these corporations provide that the respective corporation shall indemnify and hold harmless, to the fullest extent permitted by law, each person who is or was made a party, threatened to be made a party, or otherwise involved in any action, suit, or proceeding by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, partner, or agent of another corporation, partnership, joint venture, or other enterprise, against expenses, liabilities, and losses. Furthermore, the directors of these respective corporations shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the Delaware Statute.

Registrants Incorporated Under Iowa Law

Terra Real Estate Corporation is incorporated under the laws of the State of Iowa. Section 490.851 of the Iowa Business Corporation Act (“IBCA”) provides that a corporation has the power to indemnify its directors and officers against liabilities and expenses incurred by reason of such person serving in the capacity of director or officer, if such person has acted in good faith and in a manner reasonably believed by the individual to be in or not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe the individual’s conduct was unlawful. The foregoing indemnity provisions notwithstanding, in the case of actions brought by or in the right of the corporation, no indemnification shall be made to such director or officer with respect to any matter as to which such individual has been adjudged to be liable to the corporation unless, and only to the extent that, a court determines that indemnification is proper under the circumstances.

The By-laws of Terra Real Estate Corporation provide that any person who is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of this corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or enterprise, shall be entitled to indemnification to the same extent as permitted or required by the IBCA.

Registrants Incorporated Under Maryland Law

Terra Industries Inc. is incorporated under the laws of the State of Maryland. The Maryland General Corporation Law (“MGCL”) permits a corporation to indemnify its directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities, unless it is established that (a) the act or omission of the directors or officer was material to the matter giving rise to such proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the action or omission was unlawful.

The MGCL permits the charter of a Maryland corporation to include a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except to the extent that (i) the person actually received an improper benefit or profit in money, property or services or (ii) a judgment or other final adjudication is entered in a proceeding based on a finding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Article SEVENTH, Paragraph (8) of Terra Industries Inc.’s Charter provides for indemnification of directors and officers of Terra Industries Inc. as follows. The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law. Terra Industries Inc.’s Charter also contains a provision providing for elimination of the liability of its directors or officers to the Registrant or its stockholders for money damages to the fullest extent permitted by Maryland law.

Item 21. Exhibits.

(a)    Exhibits.

The attached Exhibit Index is incorporated by reference.

(b)    Financial Statement Schedules.

The following financial statement schedules are included in this Registration Statement.

The financial statement schedule filed as part of this Registration Statement is listed in the Index to Financial Statements on page F-1. Schedules other than the one listed on such index are omitted since they are not required or are not applicable, or the required information is shown in the consolidated financial statements or notes thereto.

Item 22. Undertakings.

(a)    The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 20, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a directors, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue

(c) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance on Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be a part of this registration statement as of the time it was declared effective.

(d) For purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(e) The undersigned hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(f) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Capital, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA CAPITAL, INC.

By:	*
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President and Corporate Secretary

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Beaumont Ammonia Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

BEAUMONT AMMONIA INC.

By:	*
Francis G. Meyer President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Francis G. Meyer	Director and President (Principal Executive Officer, Principal Financial and Accounting Officer)

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President and Corporate Secretary

* Wynn S. Stevenson	Director, Vice President and Treasurer

* Michael L. Bennett	Director

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Beaumont Holdings Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

BEAUMONT HOLDINGS CORPORATION

By:	*
Francis G. Meyer President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Francis G. Meyer	Director and President (Principal Executive Officer, Principal Financial and Accounting Officer)

* Michael L. Bennett	Director and Vice President

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President and Corporate Secretary

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, BMC Holdings Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

BMC HOLDINGS INC.

By:	*
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President and Corporate Secretary

* Wynn S. Stevenson	Director, Vice President and Treasurer

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Port Neal Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

PORT NEAL CORPORATION

By:	*
Francis G. Meyer
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director, Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President and Corporate Secretary

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra (U.K.) Holdings Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA (U.K.) HOLDINGS INC.

By:	*
Francis G. Meyer
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Francis G. Meyer	Director and President (Principal Executive Officer, Principal Financial and Accounting Officer)

* Michael L. Bennett	Director and Vice President

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President and Corporate Secretary

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Capital Holdings, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA CAPITAL HOLDINGS, INC.

By:	*
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President and Corporate Secretary

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Industries Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA INDUSTRIES INC.

By:	*
Francis G. Meyer
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Director, President and Chief Executive Officer (Principal Executive Officer)

* Francis G. Meyer	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

* Henry R. Slack	Chairman of the Board

Eric K. Diack	Director

* David E. Fisher	Director

* Dod A. Fraser	Director

* Martha O. Hesse	Director

* Ben L. Keisler	Director

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra International (Oklahoma) Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA INTERNATIONAL (OKLAHOMA) INC.

By:	*
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

* Mark A. Kalafut	Director, Vice President and Corporate Secretary

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra International, Inc. has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA INTERNATIONAL, INC.

By:	*
Francis G. Meyer
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Name	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President, General Counsel and Corporate Secretary

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Methanol Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA METHANOL CORPORATION

By:	*
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

/S/ MARK A. KALAFUT Mark A. Kalafut	Director, Vice President and Corporate Secretary

* Wynn S. Stevenson	Director, Vice President and Treasurer

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Nitrogen Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA NITROGEN CORPORATION

By:	*
Francis G. Meyer
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Chairman of the Board and President (Principal Executive Officer)

* Francis G. Meyer	Director and Vice President (Principal Financial and Accounting Officer)

* Michael A. Jackson	Director

* Burton M. Joyce	Director

* Dennis B. Longmire	Director

* Theodore D. Sands	Director

*By:	/S/ MARK A. KALAFUT
As attorney in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Terra Real Estate Corporation has duly caused this Amendment No. 1 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sioux City, State of Iowa, on the 12th day of June, 2003.

TERRA REAL ESTATE CORPORATION

By:	*
Francis G. Meyer
Treasurer and Assistant Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement and power of attorney have been signed by the following persons in the capacities and on the dates indicated on the 12th day of June, 2003.

Signature	Title

* Michael L. Bennett	Director and President (Principal Executive Officer)

* Francis G. Meyer	Director, Treasurer and Assistant Corporate Secretary (Principal Financial and Accounting Officer)

/S/ MARK A. KALAFUT Mark A. Kalafut	Director and Vice President

*By:	/S/ MARK A. KALAFUT
As attorney in fact

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement or incorporated by reference herein:

Exhibit No.		Description	Incorporated Herein by Reference to	Filed Herewith

3.i.	(a)	Certificate of Incorporation of Terra Capital, Inc.	Exhibit 3.i.(a) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.	(b)	Certificate of Incorporation of Beaumont Ammonia Inc.	Exhibit 3.i.(b) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.	(c)	Certificate of Incorporation of Beaumont Holdings Corporation	Exhibit 3.i.(c) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.	(d)	Certificate of Incorporation of BMC Holdings Inc.	Exhibit 3.i.(d) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.	(e)	Certificate of Incorporation of Port Neal Corporation	Exhibit 3.i.(e) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.	(f)	Restated Certificate of Incorporation of Terra (UK) Holdings Inc.	Exhibit 3.i.(f) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.	(g)	Certificate of Incorporation of Terra Capital Holdings, Inc.	Exhibit 3.i.(g) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.	(h)	Articles of Restatement of Terra Industries Inc.	Exhibit 3.1 to Terra Industries Form 10-K for the year ended December 31, 1990

3.i.	(i)	Articles of Amendment of Terra Industries Inc.	Exhibit 3.1.2 to Terra Industries Form 10-K for the year ended December 31, 1992

3.i.	(j)	Articles Supplementary of Terra Industries Inc.	Exhibit 4.1.3 to Terra Industries Form 8-K/A dated November 3, 1994

3.i.	(k)	Certificate of Incorporation of Terra International (Oklahoma) Inc., as amended	Exhibit 3.i.(k) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.	(l)	Certificate of Incorporation of Terra International Inc. (f/k/a Terra Chemicals International, Inc.)	Exhibit 3.i.(l) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

3.i.(m)	Certificate of Incorporation of Terra Methanol Corporation, as amended	Exhibit 3.i.(m) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.(n)	Restated Certificate of Incorporation of Terra Nitrogen Corporation, as amended (f/k/a Agricultural Mineral Corporation)	Exhibit 3.i.(n) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.i.(o)	Articles of Incorporation of Terra Real Estate Corp.	Exhibit 3.i.(o) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(a)	By-Laws of Terra Capital, Inc.	Exhibit 3.ii.(a) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(b)	Bylaws of Beaumont Ammonia Inc.	Exhibit 3.ii.(b) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(c)	Bylaws of Beaumont Holdings Corporation	Exhibit 3.ii.(c) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(d)	Bylaws of BMC Holdings Inc.	Exhibit 3.ii.(d) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(e)	Bylaws of Port Neal Corporation	Exhibit 3.ii.(e) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(f)	Bylaws of Terra (UK) Holdings Inc.	Exhibit 3.ii.(f) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(g)	Bylaws of Terra Capital Holdings, Inc.	Exhibit 3.ii.(g) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(h)	Bylaws of Terra Industries Inc., as amended through August 7, 1991	Exhibit 3 to Terra Industries Form 8-K dated September 30, 1991

3.ii.(i)	Bylaws of Terra International (Oklahoma) Inc.	Exhibit 3.ii.(i) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

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Exhibit No.	Description	Incorporated Herein by Reference to	Filed Herewith

3.ii.(j)	Bylaws of Terra International Inc.	Exhibit 3.ii.(j) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(k)	Bylaws of Terra Methanol Corporation	Exhibit 3.ii.(k) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(l)	Bylaws of Terra Nitrogen Corporation	Exhibit 3.ii.(l) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

3.ii.(m)	Bylaws of Terra Real Estate Corp.	Exhibit 3.ii.(m) to Amendment No. 1 to Registrant’s Registration Statement on Form S-4 (No. 333-73198) as filed on January 16, 2002

4.i

Indenture, dated as of May 21, 2003, between the Company and U.S. Bank National Association as trustee with respect to the 11 1/2% Second Priority Senior Secured Notes due 2010 (including the form of 11 1/2% Second Priority Senior Secured Notes).

†

5.i.(a)	Opinion of Kirkland & Ellis regarding the validity of the securities offered hereby		†

5.i.(b)	Opinion of Mark A. Kalafut, General Counsel of Terra Industries Inc.		†

5.i.(c)	Opinion of Piper Rudnick LLP		†

12	Ratio of Earnings to Fixed Charges		††

13	Financial Review and Consolidated Financial Statements as contained in the Annual Report to Stockholders of Terra Industries for the fiscal year ended December 31, 2002	Exhibit 13 to Terra Industries Form 10-K for the year ended December 31, 2002

23	Consent of Deloitte & Touche LLP, Independent Auditors		††

24	Power of Attorney (see pages II-4 to II-16)

25	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of U.S. Bank Trust National Association		††

99.1	Form of Letter of Transmittal		††

99.2	Form of Tender Instructions		††

99.3	Form of Notice of Guaranteed Delivery		††

†	Included in this filing.
††	Previously filed.

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